National Penn Bancshares, Inc. (NPBC)

Building Long-Term Shareholder Value

KBW 2013 Boston Bank Conference

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

4Q / Year-Ended 12.31.12

Safe Harbor Regarding Forward Looking Statements

This presentation contains forward-looking information about National Penn Bancshares, Inc. ("National Penn") that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as "believe," "expect," "may," "will," "should," "project," "could," "plan," "goal," "potential," "pro forma," "seek," "intend," or "anticipate" or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.

National Penn's business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: regulatory requirements or other actions mandated by National Penn's regulators, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the Dodd-Frank Act and regulations adopted or to be adopted to implement that Act), deterioration in the credit quality of loans, the effect of credit risk exposure, the geographic concentration of National Penn's operations, declines in the value of National Penn's assets and the effect of any resulting impairment charges, National Penn's ability to raise capital and maintain capital levels, increases in operating costs (including those mandated by National Penn's regulators), competition for personnel and from other financial institutions, variations in interest rates, interruptions or breaches of National Penn's security systems, the development and maintenance of National Penn's information technology, the ability of National Penn and its subsidiaries to pay dividends, and the nature and frequency of litigation and other similar proceedings to which National Penn may be a party . These risks and others are described in greater detail in National Penn's Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and the to be filed Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as well as in National Penn's Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Non-GAAP Financial Measures

This presentation contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America ("GAAP"). National Penn's management uses these non-GAAP measures in its analysis of National Penn's performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.

- *Tangible common equity excludes goodwill and intangible assets and preferred equity. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders' equity when assessing the capital adequacy of a financial institution. Tangible common equity provides a method to assess the Company's tangible capital trends.*
- *Tangible book value expresses tangible common equity on a per share basis. Tangible book value provides a method to assess the level of tangible net assets on a per share basis.*
- *Adjusted net income and return on assets exclude the effects of certain gains and losses, adjusted for taxes when applicable. Adjusted net income and returns provide methods to assess earnings performance by excluding items that management believes are not comparable among the periods presented.*
- *Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is also adjusted to exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.*

Management believes the use of non-GAAP measures will help readers compare National Penn's current results to those of prior periods as presented in the accompanying Financial Highlights and financial data tables.

Building Long-Term Shareholder Value

- Founded 1874, headquartered in eastern PA
- Total assets: **$8.53 billion**
- Branch offices: **119**
- FTE employees: **~1,650**
- Market cap*: **$1.43 billion**
- Average daily trading volume (52 week)*: **~700,000 shares**
- One month average share price*: **$9.72**
- Current dividend yield*: **4.06%**
  - **Consistent quarterly dividend increases**

Strength of the Franchise

* Source: Market data per SNL as of February 12, 2013.

Building Long-Term Shareholder Value

Concentrated Presence in Demographically Attractive Markets



Luzerne
5.57%
1.42%
Carbon
Monroe
1.13%
Centre
5.65%
16.77%
Northampton
Schuylkill
1.77%
Lehigh
9.44%
Corporate Headquarters Relocation – Allentown, PA, Spring 2014
Berks
22.32%
Bucks
6.50%
New Jersey
Montgomery
8.59%
Lancaster
4.92%
Chester
12.94%
0.81%
1.79%
Philadelphia
Delaware
Cecil
0.39%
Maryland

NPBC Market Median HH Income* ($000)	**$59.5**
Pennsylvania Median HH Income* ($000)	**$49.4**
Nationwide Median HH Income* ($000)	**$50.2**
NPBC Market Projected Income Growth*	**18.7%**
Pennsylvania Projected Income Growth*	**17.7%**
Nationwide Projected Income Growth*	**14.6%**

Sources: SNL / FDIC. Percent of national franchise data as of June 30, 2012.
* Demographic data is the most recent published as of June 30, 2011.

Building Long-Term Shareholder Value

Market Disruption Opportunity

Rank	Parent Company	Deposits in Market	Market Share (%)
1	Wells Fargo & Co.	$ 29,903,310	19.98
2	Royal Bank of Scotland Group Plc	17,271,454	11.54
3	PNC Financial Services Group Inc.	15,710,560	10.50
4	Toronto-Dominion Bank	11,127,895	7.43
5	Bank of America Corp.	7,972,692	5.33
6	Banco Santander SA	6,816,630	4.55
7	**National Penn Bancshares Inc.**	**5,965,545**	**3.99**
8	Susquehanna Bancshares Inc.	5,653,075	3.78
9	Fulton Financial Corp.	4,915,611	3.28
10	M&T Bank Corp.	3,563,079	2.38
11	First Niagara Financial Group Inc.	2,866,763	1.92
12	Beneficial Mutual Bancorp Inc. (MHC)	2,338,814	1.56
13	Firstrust Savings Bank	1,809,732	1.21
14	Univest Corp. of Pennsylvania	1,748,833	1.17
15	Citigroup Inc.	1,717,346	1.15

Source: SNL Financial / FDIC – pro-forma data as of June 30, 2012. Total NPBC PA market area by county.

Building Long-Term Shareholder Value

Professionals Regionally Positioned for Growth



Network of 119 Branch Offices
WESTERN
D. Richards
Commercial: 6
Retail: 5
Wealth: 1
S. Gruber
Commercial: 20
Retail: 23
Wealth: 26
CENTRAL
P. Gray
Commercial: 26
Retail: 50
Wealth: 20
NORTHERN
New Jersey
B. Rush
Commercial: 11
Retail: 12
Wealth: 13
EASTERN
LANCASTER
T. Jordan
Commercial: 16
Retail: 1
Wealth: 2
SOUTHERN
S. Gamble
Commercial: 27
Retail: 37
Wealth: 8
Maryland

Employee counts as of February 11, 2013.

NATIONAL PENN

Building Long-Term Shareholder Value

- Strong Capital Base
- Strong Asset Quality
- **Strong Risk Management Culture**

Balance Sheet Strength

Strength of the Franchise

NATIONAL PENN

Building Long-Term Shareholder Value

Substantial Capital Position



20.0%
16.0%
12.0%
8.0%
4.0%
0.0%
11.04%
12.00%
14.67%
18.38%
10.80%
12.16%
11.37%
14.19%
17.80%
16.73%
December 31, 2011
December 31, 2012
Tangible Common Equity / Tangible Assets Ratio
Tier 1 Leverage Ratio
Tier 1 Common Ratio
Total Risk-Based Capital Ratio
Proforma: Post-TruPs Redemption

NATIONAL PENN

Building Long-Term Shareholder Value

Capital – TCE/TA



Tangible Common Equity/Tangible Assets (TCE/TA)
12.00%
8.00%
4.00%
0.00%
10.80%
10.28%
9.67%
9.00%
9.01%
8.83%
8.44%
8.16%
7.68%
7.36%
7.03%
6.09%
5.87%
--- Peer Average = 8.12%
NPBC
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10*
Peer 11
Peer 12

Peer data per SNL Financial as of most recent quarter available (peers shown with an asterisk (*) reflects data as of September 30, 2012; all other peer data is as of December 31, 2012).

Refer to the Appendix for peer listing.

NATIONAL PENN

Building Long-Term Shareholder Value

Exceptional Asset Quality - Classified Loans & Net Charge-offs


($millions)
Classified Loans
$500
$450
$400
$350
$300
$250
$479
$370
$347
$302
$296
$261
45% decline
2010
2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012


Full Year Net Charge-Offs/Average Loans
2.00%
1.50%
1.00%
0.50%
0.00%
1.57%
0.74%
0.46%
2010
2011
2012


($millions)
Non-Performing Assets
$120
$90
$60
$30
$-
$82.1
$67.0
$53.9
$7.5
$7.7
$3.0
2010
2011
2012
OREO
Non-Performing Loans


Quarterly Net Charge-Offs/Average Loans*
0.70%
0.60%
0.50%
0.40%
0.30%
0.50%
0.56%
0.53%
0.39%
0.35%
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012

* Annualized

NATIONAL PENN

Building Long-Term Shareholder Value

Exceptional Asset Quality



Non-Performing Loans as a % of Total Loans
4.00%
3.00%
2.00%
1.00%
0.00%
--- Peer Average = 1.89%
1.03%
1.03%
1.11%
1.28%
1.42%
1.45%
1.75%
1.76%
2.16%
2.23%
2.56%
2.65%
3.30%
Peer 1
NPBC
Peer 2*
Peer 3
Peer 4*
Peer 5*
Peer 6
Peer 7
Peer 8
Peer 9*
Peer 10
Peer 11
Peer 12

NPLs include non-accrual loans plus renegotiated loans.

Peer data per SNL Financial as of most recent quarter available (peers shown with an asterisk (*) reflects data as of September 30, 2012; all other peer data is as of December 31, 2012).

Refer to the Appendix for peer listing.

NATIONAL PENN

Building Long-Term Shareholder Value

Exceptional Asset Quality



Reserves as a % of Non-Performing Loans
225%
150%
75%
0%
206%
118%
116%
111%
109%
104%
91%
87%
76%
71%
56%
55%
34%
--- Peer Average = 86%
NPBC
Peer 1*
Peer 2*
Peer 3
Peer 4
Peer 5*
Peer 6
Peer 7*
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12

NPLs include non-accrual loans plus renegotiated loans.

Peer data per SNL Financial as of most recent quarter available (peers shown with an asterisk (*) reflects data as of September 30, 2012; all other peer data is as of December 31, 2012).

Refer to the Appendix for peer listing.

NATIONAL PENN

Building Long-Term Shareholder Value

High-Quality Investment Portfolio

- $2.3 billion investment portfolio

- Mix of agency MBS/CMOs and municipals
  - 33% widely diversified municipals
  - 67% agency MBS and CMOs

- Strong Credit Quality
  - 97% investment grade
  - 69% agency-backed or AAA-rated

- 3 year duration

- 78% AFS / 22% HTM

- $98 million net unrealized gains on investment portfolio
  - Only 80 securities with unrealized loss, totaling $3.3 million

Market Value Composition – 12/31/12



Equities 0.2%
Corporate 0.5%
Agencies 0.3%
Municipals 31.7%
CMO - Non-agency 0.4%
MBS/CMO - Agency 66.9%

Credit Ratings – 12/31/12



A, 5%
BBB, 2%
Non-rated, 3%
AA, 21%
AAA, 69%

NATIONAL PENN

Building Long-Term Shareholder Value

Delivering reliable results with a sense of urgency and accountability.

Solid and Consistent Financial Performance

Balance Sheet Strength

Strength of the Franchise

NATIONAL PENN

Building Long-Term Shareholder Value

Continued Strong Returns



$0.75
$0.60
$0.45
$0.30
$0.15
$-
1.50%
1.20%
0.90%
0.60%
0.30%
0.00%
$0.56
$0.09
1.03%
$0.66
$0.31*
1.17%
2011
2012
Reported EPS
Dividends per share
Adjusted ROA**

* Excludes acceleration of Q1 2013 dividend into Q4 2012
** Refer to Appendix for calculation of non-GAAP measures.

NATIONAL PENN

Building Long-Term Shareholder Value
Consistent Earnings Trend



$0.20
$0.16
$0.12
$0.08
$0.04
$-
$0.11
$0.15
$0.16
$0.16
$0.16
$0.15
$0.17
$0.17
Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012
Adjusted EPS*

* Refer to Appendix for calculation of non-GAAP measures.

NATIONAL PENN

Building Long-Term Shareholder Value
Return on Assets



Return on Average Assets
1.50%
1.00%
0.50%
0.00%
1.19%
1.12%
1.03%
1.01%
0.99%
0.98%
0.96%
0.95%
0.93%
0.69%
0.67%
0.65%
0.51%
--- Peer Average = 0.87%
NPBC
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12

Peer data per SNL Financial as of December 31, 2012.
Refer to the Appendix for peer listing.

NATIONAL PENN

Building Long-Term Shareholder Value

Stable Net Interest Income and Margin Trends



($millions)
$300
$240
$180
$120
$60
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
$260
$254
3.52%
3.50%
2011
2012
Net Interest Income
Net Interest Margin (FTE)



($millions)
$70
$65
$60
$55
$50
$45
$40
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
$64.5
$63.8
$63.2
$63.6
$63.4
3.49%
3.55%
3.48%
3.50%
3.46%
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Net Interest Income
Net Interest Margin (FTE)

NATIONAL PENN

Building Long-Term Shareholder Value

Improving Loan Trends



($millions)
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$6,025
$5,327
$5,188
$5,202
$5,211
$5,257
$5,241
$4,041
$3,485
$3,432
$3,472
$3,483
$3,523
$3,530
$1,984
$1,842
$1,756
$1,730
$1,728
$1,734
$1,711
2012 Commercial Loan Growth Rate 3%
YE 2009
YE 2010*
YE 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Consumer
Commercial

* Christiana Bank & Trust divested on December 3, 2010.

NATIONAL PENN

Building Long-Term Shareholder Value

Non-Interest Income



Core Non-Interest Income*
($millions)
Total $94.7
Total $95.6
$100
$80
$60
$40
$20
$-
$0.7
$4.9
$13.3
$15.2
$23.6
$37.0
$3.6
$7.6
$12.9
$12.5
$24.6
$34.4
2011
2012
Swap income
Mortgage banking
Insurance
Other
Wealth
Banking - deposits

* Refer to Appendix for calculation of non-GAAP measures.

NATIONAL PENN

Building Long-Term Shareholder Value

Disciplined Expense Management



($millions)
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
70%
60%
50%
40%
30%
20%
10%
0%
59.73%
57.47%
58.42%
56.26%
56.40%
$55.2
$52.4
$52.3
$53.3
$52.3
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Operating Expense
Efficiency Ratio

Excludes non-recurring items. Refer to Appendix for calculation of non-GAAP measures.

NATIONAL PENN

Building Long-Term Shareholder Value

Disciplined Expense Management



($millions)
$300
$250
$200
$150
$100
$50
65%
60%
55%
50%
45%
40%
59.61%
58.78%
59.03%
57.12%
$227
$226
$221
$210
CAGR (2.53)%
2009
2010
2011
2012
Core Non-Interest Expense*
Efficiency Ratio

*Excludes expenses related Christiana Bank & Trust from 2009 acquisition through 2010 divestiture and non-recurring items.

Refer to Appendix for calculation of non-GAAP measures.

NATIONAL PENN

Building Long-Term Shareholder Value

- FHLB Debt Restructure
- NPBC Trust Preferred Redemption

Balance Sheet Management Opportunities

Solid and Consistent Financial Performance

Balance Sheet Strength

Strength of the Franchise

NATIONAL PENN

Building Long-Term Shareholder Value

Restructuring of FHLB Borrowings

Initial Restructuring (8/13/12):	$400 million
Weighted Average Maturity	5 years
Weighted Average Fixed-Rate	4.59%
NIM Impact	10 bps
Completed Restructuring (2/8/13):	
Restructuring Charge (after tax)	$42 million
Per Share	$0.29
Additional NIM Impact	~15 bps

NATIONAL PENN

Building Long-Term Shareholder Value

NPBC Trust Preferred Redemption

Ticker: NPBCO – Redemption Announced 2/5/13

Issued	$65.2 million
Preferred Dividend	7.85%
Estimated Impact of Redemption:	
Redemption Date	3/7/13
Gain on Redemption – After-tax per share	($0.01/share)
NIM Impact	~6 bps

NATIONAL PENN

Building Long-Term Shareholder Value

- Dividends
- Organic Growth
- M & A
- Share Repurchase

Capital Management Opportunities

Balance Sheet Management Opportunities

Solid and Consistent Financial Performance

Balance Sheet Strength

Strength of the Franchise

NATIONAL PENN

Building Long-Term Shareholder Value

Consistent Dividend Increases



Current NPBC Dividend Yield: **4.06%**
Peer Average: **2.78%**
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
$0.01
$0.01
$0.03
$0.04
$0.05
$0.07
$0.09
$0.10*
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Cash Dividend Per Common Share

* Excludes acceleration of Q1 2013 dividend into Q4 2012.
Dividend yield information as of February 12, 2013.
Peer data per SNL Financial. Refer to Appendix for peer listing.

NATIONAL PENN

Building Long-Term Shareholder Value

2012 Sources and Uses of Capital



Internal Capital Generation
($millions)
$150
$120
$90
$60
$30
$-
Total Sources
$99
Net Income



Capital Deployment
($millions)
$150
$120
$90
$60
$30
$-
Total Uses
$114
Common Share Repurchases
$68
Dividends*
$46
Net Use
($15)

* Excludes acceleration of Q1 2013 dividend into Q4 2012

NATIONAL PENN

Building Long-Term Shareholder Value

Perspective on Excess Capital Position



($millions)
$600
$550
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
Tier 1 Leverage
Tier 1 Risk-Based
Total Risk-Based Capital
Capital at December 31, 2011 in Excess of "Well Capitalized" + 250bp
Capital at December 31, 2012 in Excess of "Well Capitalized" + 250bp

NATIONAL PENN

Building Long-Term Shareholder Value

Strategic M&A Considerations

- Relevant size
- Relative risk
- Operating leverage
- Franchise value

Building Long-Term Shareholder Value

Total Return

Capital Management Opportunities

Balance Sheet Management Opportunities

Solid and Consistent Financial Performance

Balance Sheet Strength

Strength of the Franchise

Building Long-Term Shareholder Value

NPBC Total Return



25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
19.66%
2.59%
8.48%
Three Years
NPBC
Mean - All Peers
Mean - Peers with Stock Appreciation

Source: Annual Equivalent Total Return per Bloomberg.

NATIONAL PENN

Building Long-Term Shareholder Value

2013 Strategic Objectives



Utilize Strength of Balance Sheet as a Competitive Advantage
Sustain Prudent Risk Management Culture
Build Upon Solid Earnings Power of Franchise
Enhance Long-Term Shareholder Value
Effectively Manage Substantial Capital Base

Forbes 2013
BEST BANKS
IN AMERICA

Forbes – America's Best and Worst Banks, December 2012.

NATIONAL PENN

Building Long-Term Shareholder Value

Investment Considerations

- ✓ Transparency
- ✓ Level of accountability
- ✓ Sense of urgency, while maintaining a…
- ✓ Patient and disciplined approach
- ✓ "Option rich" position for the future

#4 - J.D. Power and Associates® U.S. Retail Banking Satisfaction Study℠ for the Mid-Atlantic Region

J.D. Power and Associates® 2012 Retail Banking Satisfaction Study℠, April, 2012.

NATIONAL PENN

APPENDIX

Consistent Earnings Trend

($millions except per share data)	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q4 2011	2012	2011
Net income available to common shareholders	$ 25.1	$ 26.0	$ 22.4	$ 25.3	$ 20.7	$ 98.9	$ 84.4
After-tax adjustments:							
FV mark on subordinated debentures	0.2	-	0.5	(1.1)	1.0	(0.4)	1.6
Corporate reorganization expense	-	-	-	-	1.4	-	1.4
Accelerated accretion from redemption of preferred stock	-	-	-	-	-	-	1.5
Adjusted net income*	$ 25.3	$ 26.0	$ 23.0	$ 24.2	$ 23.2	$ 98.5	$ 88.9
Diluted earnings per common share	$ 0.17	$ 0.17	$ 0.15	$ 0.17	$ 0.14	$ 0.66	$ 0.56
After-tax adjustments:							
FV mark on subordinated debentures	-	-	-	(0.01)	0.01	-	0.01
Corporate reorganization expense	-	-	-	-	0.01	-	0.01
Accelerated accretion from redemption of preferred stock	-	-	-	-	-	-	0.01
Adjusted diluted earnings per share*	$ 0.17	$ 0.17	$ 0.15	$ 0.16	$ 0.16	$ 0.66	$ 0.59

* A Non-GAAP measure.

NATIONAL PENN

Non-Interest Income

($000s)	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q4 2011	2012	2011
Banking - deposits	$8,901	$8,773	$8,460	$8,243	$9,221	$34,377	$36,987
Banking - mortgages	2,498	2,296	1,511	1,335	1,481	7,640	4,924
Valuation adjustment on OREO	(442)	-	(1,124)	-	(265)	(1,566)	(571)
Other	4,461	6,118	3,480	3,561	3,818	17,620	16,437
Wealth	6,224	6,239	6,005	6,161	5,616	24,629	23,623
Insurance	3,113	3,238	3,211	3,296	3,107	12,858	13,254
Subtotal - core non-interest income	24,755	26,664	21,543	22,596	22,978	95,558	94,654
Net (loss) gain on NPBC trust preferred securites	(253)	101	(810)	1,645	(1,543)	683	(2,530)
Loss on debt extinguishment	-	-	-	-	(1,635)	-	(2,633)
Loss on sale of building	-	-	-	-	-	-	(1,000)
Net gain (loss) on investments	4	-	(277)	-	1,697	(273)	2,719
Total non-interest income	$24,506	$26,765	$20,456	$24,241	$21,497	$95,968	$91,210

NATIONAL PENN

Reconciliation of Non-GAAP Measures

Non-Interest Expense and Efficiency Ratio

($000s)	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q4 2011	2012	2011
Salaries, wages and employee benefits	$30,789	$31,555	$31,234	$31,381	$ 29,598	$ 124,959	$ 122,264
Premises and equipment	7,396	7,226	7,349	6,853	7,652	28,824	28,939
FDIC insurance	1,162	1,259	1,211	1,264	1,442	4,896	9,838
Other operating expenses	12,915	13,299	12,475	12,942	16,494	51,631	60,156
Operating expense	52,262	53,339	52,269	52,440	55,186	210,310	221,197
Corporate reorganization expense	-	-	-	-	2,200	-	2,200
Total non-interest expense	$52,262	$53,339	$52,269	$52,440	$ 57,386	$ 210,310	$ 223,397
Net interest income (FTE)	$67,909	$68,139	$67,929	$68,645	$ 69,409	$ 272,622	$ 280,034
Core non-interest income	24,755	26,664	21,543	22,596	22,978	95,558	94,654
Core revenue	$92,664	$94,803	$89,472	$91,241	$ 92,387	$ 368,180	$ 374,688
Core efficiency ratio	56.40%	56.26%	58.42%	57.47%	59.73%	57.12%	59.03%

NATIONAL PENN

Reconciliation of Non-GAAP Measures

($millions)

Adjusted net income reconciliation	2011	2012
Net income availiable to common shareholders	$ 84.4	$ 98.9
After-tax adjustments:		
FV mark on subordinated debentures	1.6	(0.4)
Corporate reorganization expense	1.4	-
Accelerated accretion from redemption of preferred stock	1.5	-
Adjusted net income available to common shareholders	$ 88.9	$ 98.5
Average Assets	$ 8,603.3	$ 8,424.3
Adjusted ROAA	1.03%	1.17%

Adjusted earnings per share calculation	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012
Net income availiable to common shareholders	$ 0.10	$ 0.15	$ 0.16	$ 0.14	$ 0.17	$ 0.15	$ 0.17	$ 0.17
After-tax adjustments:								
FV mark on subordinated debentures	-	-	-	0.01	(0.01)	-	-	-
Corporate reorganization expense	-	-	-	0.01	-	-	-	-
Accelerated accretion from redemption of preferred stock	0.01	-	-	-	-	-	-	-
Adjusted net income available to common shareholders	$ 0.11	$ 0.15	$ 0.16	$ 0.16	$ 0.16	$ 0.15	$ 0.17	$ 0.17

NATIONAL PENN

Reconciliation of Non-GAAP Measures

($millions)

Core non-interest income	2011	2012
Banking - deposits	$ 37.0	$ 34.4
Banking - mortgages	4.9	7.6
Other	15.2	12.5
Wealth	23.6	24.6
Swap income	0.7	3.6
Insurance	13.3	12.9
Core non-interest income	**$ 94.7**	**$ 95.6**
Net gain (loss) from fair value changes on subordinated debentures	(2.5)	0.7
Loss on debt extinguishment	(2.6)	-
Loss on sale of building	(1.0)	-
Net gain (loss) sales of investment securities	2.7	(0.3)
Non-interest income	**$ 91.2**	**$ 96.0**

($millions)

Core non-interest expense	FY 2009	FY 2010	FY 2011	YTD 2012
Salaries, wages and employee benefits	$120.6	$119.0	$122.3	$125.0
Net premises and equipment	31.2	29.5	28.9	28.8
FDIC insurance	14.5	15.2	9.8	4.9
Other operating expenses	60.4	62.0	60.2	51.6
Core non-interest expense	**$226.7**	**$225.7**	**$221.2**	**$210.3**
Christiana Bank & Trust	29.9	16.0	-	-
Special (recovery) charge for fraud loss, net of expenses	(4.0)	-	-	-
Goodwill impairment	254.0	-	-	-
SERP accrual	2.0	-	-	-
Corporate reorganization expense	-	-	2.2	-
Non-interest expense	**$508.6**	**$241.7**	**$223.4**	**$210.3**

NPBC Peer Group- 2009 Proxy Statement*

Peer	Ticker	Assets as of 12/31/12 ($billions)
Bancorp South, Inc.	BXS	$13.4
F.N.B Corporation	FNB	12.0
First Midwest Bancorp, Inc	FMBI	8.1
First Niagara Financial Group, Inc.	FNFG	36.8
FirstMerit Corporation	FMER	14.9
Fulton Financial Corporation	FULT	16.5
MB Financial, Inc.	MBFI	9.6
Old National Bancorp	ONB	9.5
Susquehanna Bancshares, Inc.	SUSQ	18.0
Trustmark Corporation	TRMK	9.8
Valley National Bancorp	VLY	16.0
Wintrust Financial Corp	WTFC	17.5

*Note: Wilmington Trust (WL) excluded from peer data beginning with data for 1Q 2011 due to acquisition by M&T.
Whitney Holding Company (WTNY) excluded from peer data beginning with 2Q 2011 due to acquisition by Hancock Holding Co. (HBHC).

NATIONAL PENN

Investor Relations Information

- The following information can be found on our Investor Relations Web site at www.nationalpennbancshares.com
  - SEC Filings
  - Corporate News
  - Analyst Estimates
  - and much more
- Contact information
  - Michael J. Hughes, Chief Financial Officer

    610.369.6284 | michael.hughes@nationalpenn.com
  - Michelle H. Debkowski, Investor Relations Officer

    610.369.6461 | michelle.debkowski@nationalpenn.com

NATIONAL PENN

NATIONAL PENN

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